Exhibit 10.8

FIRST AMENDMENT TO

LICENSE AND SUPPLY AGREEMENT

This First Amendment (the "Amendment") to that certain License and Supply Agreement, dated March 10, 2015, (the "Agreement") by and between JOURNEY MEDICAL CORPORATION, a corporation organized and existing under the laws of Delaware ("Journey") and BLU CARIBE, INC., a corporation organized and existing under the laws of Puerto Rico ("Blu"), is made effective as of August 26, 2015 (the "Amendment Effective Date"). Blu and Journey are each referred to individually as a "Party" and together as the "Parties."

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the sufficiency of which is acknowledged by both Parties, the Parties agree as follows:

1.	Definitions. Unless otherwise defined in this Amendment, initially capitalized terms used herein shall have the meanings given to them in the Agreement.

2.	Section 5.1. Section 5.1 of the Agreement is hereby amended to add the following new Section 5.1(c):

(c) Upon or following Blu filing with the FDA a Prior Approval Supplement that (i) is for the 50mg version of the Journey Product and (ii) has been pre-approved in writing by Blu ("PAS"), Journey will pay to the FDA on behalf of Blu the respective filing fee in the amount of $[***] (the "Filing Payment"). The Filing Payment will be creditable against Journey Revenue Share payments due to Blu under this Agreement."

3.	No Other Modifications. Except as specifically set forth in this Amendment, the terms and conditions of the Agreement shall remain in full force and effect. No waiver of the performance of any obligation under this Amendment shall be effective unless it has been given in writing and signed by the Party giving such waiver. No provision of this Amendment may be amended or modified other than by a written document signed by authorized representatives of each Party.

THIS AMENDMENT AND THE AGREEMENT AS AMENDED BY THIS AMENDMENT SET FORTH THE ENTIRE AGREEMENT AND UNDERSTANDING OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND SUPERCEDES ALL PRIOR DISCUSSIONS, AGREEMENTS AND WRITINGS IN RELATION THERETO.

4.	Miscellaneous. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to any rules of conflict of laws.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties intending to be bound have caused this Amendment to be executed by their duly authorized representatives.

JOURNEY MEDICAL CORPORATION

By:	/s/
Name:
Title:

BLU CARIBE, INC.

By:	/s/
Name:
Title:

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